UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400, Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On October 18, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Black Mountain Acquisition Corp. (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated October 13, 2021, by and between the Company and the Company’s sponsor, Black Mountain Sponsor LLC (the “Sponsor”), the Company completed the private sale of 11,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $11,600,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be subject to certain restrictions on transfer or sale, which provide that the Sponsor and the Company’s officers and directors are prohibited from transferring or selling any of the Private Placement Warrants (subject to exceptions for transfers to certain permitted transferees and for transfers or sales under certain other circumstances) until 30 days after the Company completes an initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2021, Mel G. Riggs, Stephen Straty and Charles W. Yates were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Messrs. Riggs, Straty and Yates are “independent directors,” as defined in the New York Stock Exchange listing standards and applicable Securities and Exchange Commission (the “Commission”) rules, and each will serve on the audit, compensation and nominating and corporate governance committees, with Mr. Riggs serving as chair of the audit committee, Mr. Straty serving as chair of the compensation committee and Mr. Yates serving as chair of the nominating and corporate governance committee. On October 13, 2021, the Sponsor surrendered to the Company for no consideration 90,000 shares of Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock”), and Messrs. Riggs, Straty and Yates each purchased 30,000 shares of Class B Common Stock from the Company.

On October 13, 2021, the Company entered into indemnification agreements with Rhett Bennett, Mel G. Riggs, Jacob Smith, Stephen Straty and Charles W. Yates that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on October 13, 2021. A description of the Certificate of Incorporation is contained in the section of the prospectus for the IPO, dated October 13, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”) on October 15, 2021, entitled “Description of Securities” and is incorporated herein by reference.

The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On October 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report, announcing the pricing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and set forth in the press release described in this Item 7.01 and attached as Exhibit 99.1 to this Current Report is deemed to be “furnished” solely pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On October 13, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-259469) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed the Prospectus on October 15, 2021. On October 18, 2021, the Company completed its IPO of 24,000,000 units (the “Units”). The Units were issued pursuant to an underwriting agreement, dated October 13, 2021, among the Company, on the one hand, and EarlyBirdCapital, Inc. and Stephens Inc., on the other hand, as representatives of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three quarters of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. In connection with the IPO, the Company also granted the underwriters a 45-day option to purchase up to an additional 3,600,000 Units to cover over-allotments, if any.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $244,800,000, including $8,400,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the Company’s completion of an initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (i) that would modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 18 months from the closing of the IPO or (ii) with respect to any other provision of the Certificate of Incorporation relating to the rights of holders of the Class A Common Stock or pre-initial business combination activity or (c) the redemption of the Company’s public shares if the Company is unable to complete an business combination within 18 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	a Warrant Agreement, dated October 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

•	a Letter Agreement, dated October 13, 2021, among the Company, its officers and directors and the Sponsor;

•	an Investment Management Trust Agreement, dated October 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee;

•	a Registration Rights Agreement, dated October 13, 2021, among the Company, the Sponsor and certain other security holders named therein;

•	a Private Placement Warrants Purchase Agreement, October 13, 2021, between the Company and the Sponsor; and

•	an Administrative Services Agreement, dated October 13, 2021, between the Company and the Sponsor.

The foregoing agreements are filed as Exhibits 4.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report, respectively, and are incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated as of October 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1 of the Company (Commission File No. 333-259469), filed September 10, 2021.

10.2	Letter Agreement, dated as of October 13, 2021, among the Company, its officers and directors and the Sponsor.

10.3	Investment Management Trust Agreement, dated as of October 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated as of October 13, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.5	Private Placement Warrants Purchase Agreement, dated as of October 13, 2021, between the Company and the Sponsor.

10.6	Administrative Services Agreement, dated as of October 13, 2021, between the Company and the Sponsor.

99.1	Press Release, dated October 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021	BLACK MOUNTAIN ACQUISITION CORP.

	By:	/s/ Jacob Smith
	Name:	Jacob Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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